SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Definitive Proxy Statement
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AETHLON MEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

AETHLON MEDICAL, INC.

9635 GRANITE RIDGE DRIVE, SUITE 100

SAN DIEGO, CA 92123

(858) 459-7800

Dear Fellow Stockholder:

You are cordially invited to attend an Annual Meeting of Stockholders of Aethlon Medical, Inc. The meeting will be held on Tuesday, March 29, 2016, at 1 pm at the Marriott San Diego Mission Valley, 8757 Rio San Diego Drive, San Diego, California 92108. One of the primary purposes of the meeting will be to approve a proposal to amend our Articles of Incorporation to increase the authorized number of shares of Common Stock that we may issue in the future from 10 million shares to 30 million.  On behalf of our board of directors and your entire Aethlon Medical team, I am asking for your support by returning your enclosed proxy in favor of increasing our authorized shares.

This action supports our long-term objective to establish the industry for affinity biofiltration devices to treat life-threatening diseases. The action will provide sufficient authorized shares so that our Company has the flexibility to pursue capital raising opportunities and the acquisition of strategic assets, should such opportunities present themselves in the future.

With the recent listing of our shares on the NASDAQ stock exchange, we improved our access to the broader capital markets, which we were precluded from when our shares traded on a lower-tier exchange. As an example, you may have noticed that an institutional investor recently filed a Schedule 13G with the SEC to report the acquisition of 9.8% of our shares in the open market.

As it relates to our core clinical and research endeavors, our vision for treating infectious disease and cancer has emerged to become quite prescient. Just over a decade ago, the U.S. government established the first programs to launch an industry to encourage the development of countermeasures against bioterror and pandemic threats. At the time, we took the position on Capital Hill that it would not be possible to align traditional drug or vaccine strategies with each and every potential threat. We proposed that our Hemopurifier® represented a broad-spectrum therapeutic strategy that could cross the boundaries of different strains, species and families of viruses. After years of work and many studies, we have a robust collection of preclinical and human treatment experiences that reinforce our broad-spectrum vision. This includes the published account of an Ebola-infected physician’s (comatose with multiple organ failure at the time of treatment) remarkable response to Hemopurifier® therapy.

Fast forward to 2016. Of the hundred of viruses infectious to man, fewer than ten are addressed with an antiviral therapy. A wide-range of latent viruses that contribute to death in sepsis and immune-suppressed individuals remain untreatable with proven antiviral drug agents. As it relates to emerging pandemic threats, urban crowding, the proliferation of international travel and global warming are among several factors fueling the acceleration of new viral outbreaks that are not addressed with traditional drugs or vaccines. Beyond Ebola, MERS, SARS and Chikungunya, Zika is the latest example of a virus that has quickly emerged to become a global health treat. And finally, most biodefense authorities concur that the release of drug-resistant viruses as agents of bioterrorism is inevitable. As a result, the U.S. Government has shifted an emphasis toward broad-spectrum therapies, with the definition of countermeasure being inclusive of a medical device. We believe our Hemopurifier® is the leading broad-spectrum countermeasure against such threats.

In regards to cancer, we filed our first patent (since issued) related to tumor-secreted exosomes at a time when the consensus of the medical community was that exosomes were nothing more than cellular debris with no biological function. We believed that tumor-secreted exosomes suppressed the immune system and had other mechanisms to promote cancer progression. Today, researchers around the globe are publishing that tumor-secreted exosomes are indeed immunosuppressive. They also contribute to chemotherapeutic drug resistance, promote angiogenesis and have been discovered to be the seeds that allow for the creation and spread of metastasis. As a result, we are well protected and positioned to utilize our affinity biofiltration techniques to reduce the circulating burden of tumor-secreted exosomes in cancer patients.

Our early exosome research has also provided us with a number of opportunities beyond the therapeutic elimination of these targets. One example is a diagnostic endeavor being advanced through Exosome Sciences, our majority-owned subsidiary. In this case, we identified an exosome-based biomarker in the blood as a candidate to diagnose Chronic Traumatic Encephalopathy (CTE) in living individuals. CTE is a progressive and chronic neurological disorder that is common in individuals that have been exposed to repetitive sub-concussive blows to the head. At present, CTE can only be identified through post-mortem autopsy. Our collaborators at the Boston University CTE Center have identified CTE in 90 of 94 former NFL players as the result of autopsy analysis. We expect the clinical results of our initial biomarker studies in former NFL players to be published soon. In the meantime, we have agreed to conduct continued testing of our biomarker as part of a newly awarded $16 million NIH grant that will enroll individuals with a high risk of CTE at up to 17 different clinical sites.

I look forward to updating you on these and other new endeavors at our forthcoming shareholder meeting.  On behalf of our board of directors and entire management team, we encourage you to exercise your shareholder voting rights with an affirmative support of our proposal to increase our authorized shares. Your support will help to accelerate our quest to transform the treatment of infectious disease, cancer and other life-threatening conditions.

Respectfully,

/s/ James A. Joyce

James A. Joyce

Chairman and CEO

AETHLON MEDICAL, INC.

9635 GRANITE RIDGE DRIVE, SUITE 100

SAN DIEGO, CA 92123

(858) 459-7800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

An Annual Meeting of Stockholders of Aethlon Medical, Inc. will be held on Tuesday, March 29, 2016, at 1:00 p.m. (Pacific Time) at the Marriott San Diego Mission Valley, 8757 Rio San Diego Drive, San Diego, California 92108, for the following purposes:

(1) To elect the five persons named in the Proxy Statement that accompanies this notice to serve as directors of our company (Proposal No. 1);

(2) To ratify the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2016 (Proposal No. 2);

(3) To approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, par value $0.001 per share, from 10,000,000 shares to 30,000,000 shares (Proposal No. 3);

(4) To approve our Amended 2010 Stock Incentive Plan (Proposal No. 4);

(5) To conduct an advisory, non-binding vote on our executive compensation (Proposal No. 5);

(6) To conduct an advisory, non-binding vote on the frequency of future advisory votes on our executive compensation (Proposal No. 6); and

(7) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Stockholders of record at the close of business on February 18, 2016, will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO US AND OUR STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

We have fully set forth the proposals in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote “FOR” Proposals 1 through 5.

We cordially invite all stockholders to attend the Annual Meeting in person. Your vote is important. Please fill in, date, sign and return the enclosed proxy in the return envelope provided as promptly as possible, whether or not you plan to attend the Annual Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented at the meeting. Even though you return your proxy, you may nevertheless attend the meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on March 29, 2016:

The proxy materials are available at www.icommaterials.com/aethlon.

By Order of the Board of Directors

/s/ James A. Joyce
James A. Joyce, Chairman of the Board

AETHLON MEDICAL, INC.

9635 GRANITE RIDGE DRIVE, SUITE 100

SAN DIEGO, CA 92123

(858) 459-7800

__________________

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 29, 2016

__________________

VOTING AND PROXY

We are furnishing this statement in connection with the solicitation by our Board of Directors of proxies to be used at the Annual Meeting of Stockholders to be held at the Marriott San Diego Mission Valley, 8757 Rio San Diego Drive, San Diego, California 92108 on Tuesday, March 29, 2016, at 1:00 p.m. (Pacific Time), and at any meeting following adjournment thereof.

We are mailing the Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card to stockholders on or about February 23, 2016.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on March 29, 2016: The proxy materials are available at www.icommaterials.com/aethlon.

What is the purpose of the Annual Meeting?

At the meeting, our stockholders will vote to elect five directors to our Board of Directors, to ratify the appointment of Squar Milner LLP as our independent auditors for the fiscal year ending March 31, 2016, to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, par value $0.001 per share, from 10,000,000 to 30,000,000, and to approve our Amended 2010 Stock Incentive Plan. Our stockholders also will conduct advisory, non-binding votes on our executive compensation and on the frequency of future advisory votes on our executive compensation and will vote on any other business to properly come before the meeting.

Who is entitled to vote at the Annual Meeting?

Stockholders of record at the close of business on February 23, 2016, the record date, are entitled to receive notice of and to vote at the meeting. Each share of our common stock outstanding at the close of business on the record date will be entitled to one vote on all matters properly submitted to a vote at the meeting. As of the record date, there were 7,622,393 shares of common stock outstanding. If you were a stockholder of record of common stock on the record date, you will be entitled to vote all of the shares of common stock that you held on that date at the meeting or any postponements or adjournments of the meeting. Stockholders who own shares registered in different names or at different addresses may receive more than one proxy card. You must sign each of the proxy cards received to ensure that all of the shares you own are represented at the meeting.

Why is the Board of Directors soliciting proxies?

As many of our stockholders may be unable to attend the meeting in person, our Board of Directors is soliciting the enclosed proxy so that each stockholder is given an opportunity to vote. The proxy enables each stockholder to vote via proxy on all matters that are scheduled to come before the meeting. When we have timely received a properly executed proxy card, the stockholder’s shares will be voted at the meeting according to the stockholder’s directions. We urge stockholders to specify their choices by marking the appropriate boxes on the enclosed proxy card.

What constitutes a quorum?

Stockholders representing not less than thirty-three and one-third percent (33 1/3%) of our issued and outstanding common stock, present in person or represented by proxy at the meeting, constitute a quorum. Votes cast by proxy or in person at the meeting will be tabulated by the Inspector of Elections in conjunction with information received from our transfer agent. The Inspector of Elections also will determine whether or not a quorum is present.

Shares that abstain from voting as to a proposal, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a proposal (“broker non-votes”), will be counted for purposes of determining whether a quorum is present at the meeting.

What vote is required to elect the nominees to the Board of Directors?

The affirmative vote of shares representing a majority of a quorum present at the meeting is required to elect each nominee to our Board of Directors.

What vote is required to ratify the appointment of the independent auditors?

Ratification of the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2016, will be approved if more votes are cast in favor of this proposal than are cast against it.

What vote is required to approve the increase in the number of authorized shares of common stock?

The affirmative vote of holders of a majority of the shares issued and outstanding on the record date is required to approve the amendment of our Articles of Incorporation to increase the number of authorized shares of common stock from 10,000,000 shares to 30,000,000 shares.

What vote is required to approve the Amended 2010 Stock Incentive Plan?

Our Amended 2010 Stock Incentive Plan will be approved if more votes are cast in favor of this proposal than are cast against it.

What vote is required in connection with the advisory, non-binding votes regarding the compensation of executive officers and the frequency of future advisory votes on such executive compensation?

The advisory votes on executive compensation and on the frequency of future advisory votes on such compensation will not be binding on us or our Board of Directors. However, our Compensation Committee will take into account the outcome of the stockholder votes on these proposals at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes will not be construed (1) as overruling any decision by the Board of Directors, any Board committee or us relating to the compensation of the named executive officers or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or us.

How do I vote?

We are offering you two methods of voting your shares:

•	You may indicate your vote on the enclosed proxy card, sign and date the card, and return it in the enclosed prepaid envelope; or

•	You may attend the meeting and vote in person.

2

How will my shares be voted if I return my proxy card?

All shares entitled to vote and represented by properly executed proxies received prior to the meeting, and not revoked, will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted as recommended by the Board of Directors.

If any other matters are properly presented at the meeting for consideration, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote. We do not anticipate that any other matters will be raised at the meeting.

May I change my vote after I return my proxy card?

Any proxy may be revoked at any time before it is voted at the meeting by (i) filing with our Secretary, at or before the taking of the vote at the meeting, a written notice of revocation or duly executed proxy, in either case dated later than the prior proxy relating to the same shares or (ii) attending the meeting and voting in person (although attendance at the meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to our principal executive offices at Aethlon Medical, Inc., 9635 Granite Ridge Drive, Suite 100, San Diego, California 92123, Attention: Secretary, or hand delivered to the Secretary, before the taking of the vote at the meeting.

Who will bear the costs of this solicitation?

This Proxy Statement is being delivered to you on our behalf. We are bearing the expenses of preparing, printing, web hosting and mailing this Proxy Statement and other proxy materials and all other expenses of soliciting proxies. We have retained InvestorCom, Inc. to solicit proxies on our behalf and to request brokerage houses, banks and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the common stock held of record by those persons. We have agreed to pay InvestorCom a fee of $5,500 for these services and to advance $1,000 to InvestorCom to be applied toward reimbursement of expenses. We will reimburse InvestorCom for all reasonable out-of-pocket expenses incurred by it in the performance of its duties as our proxy solicitor, including reimbursing it for any payments made on our behalf to brokers and other nominee holders for their expenses in forwarding soliciting material. InvestorCom must obtain our written approval to incur reimbursable expenses in excess of $1,000. We also have agreed that InvestorCom’s fees may increase if certain changes in the scope of its services occur. In addition, our directors, officers and employees may solicit proxies by personal interview, mail, telephone, facsimile, internet or other means of electronic transmission, although they will receive no additional compensation for such solicitation.

Where can I find the proxy materials for the meeting on the internet?

Stockholders may access the following proxy materials at www.icommaterials.com/aethlon: our Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card.

How are proxy materials delivered to households?

We will deliver only one Proxy Statement, annual report to stockholders or Notice of Internet Availability of Proxy Materials, as applicable, to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement, the annual report to stockholders or the Notice of Internet Availability of Proxy Materials, as applicable, to a stockholder at a shared address to which a single copy of any such document was delivered upon oral or written request to:

Aethlon Medical, Inc.

Attn: Secretary

9635 Granite Ridge Drive, Suite 100

San Diego, California 92123

Telephone No.: (858) 459-7800

A stockholder may notify us at the above address or phone number that such stockholder wishes to receive a separate proxy statement, annual report to stockholders or Notice of Internet Availability of Proxy Materials, as applicable, in the future. Stockholders sharing an address may direct to us at the above address or phone number requests for delivery of a single copy of annual reports to stockholders, proxy statements or Notices of Internet Availability of Proxy Materials if they are receiving multiple copies of such documents.

4

INFORMATION ABOUT STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of February 10, 2016, with respect to the ownership of our common stock, by (i) each person known by us to be the beneficial owner of more than five percent (5%) of the outstanding shares of each class of our capital stock, (ii) each of our directors and director nominees, (iii) each of our named executive officers and (iv) all of our executive officers and directors as a group. The term "executive officer" is defined as the President/Chief Executive Officer, Secretary, Chief Financial Officer/Treasurer, any vice-president in charge of a principal business function (such as administration or finance), or any other person who performs similar policy-making functions for us. Except where otherwise noted, we believe that each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by such person, subject to community property laws where applicable.

TITLE OF CLASS	NAME AND ADDRESS	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)(2)	PERCENT OF BENEFICIAL OWNERSHIP
Common Stock	James A. Joyce, Chief Executive Officer and Director 9635 Granite Ridge Drive, Suite 100 San Diego, CA 92123	313,143 shares (3)	4.0%
Common Stock	Rodney S. Kenley, President and Director 9635 Granite Ridge Drive, Suite 100 San Diego, CA 92123	28,734 shares (4)	*
Common Stock	James B. Frakes, Chief Financial Officer 9635 Granite Ridge Drive, Suite 100 San Diego, CA 92123	18,534 shares (5)	*
Common Stock	Franklyn S. Barry, Jr., Director 9635 Granite Ridge Drive, Suite 100 San Diego, CA 92123	43,553 shares (6)	*
Common Stock	Edward G. Broenniman, Director 9635 Granite Ridge Drive, Suite 100 San Diego, CA 92123	49,075 shares (7)	*
Common Stock	Chetan S. Shah, MD, Director (11) 9635 Granite Ridge Drive, Suite 100 San Diego, CA 92123	387,826 shares (8)	5.0%
Common Stock	Sachs Investment Group, LLC (11) 1346 S. Third St. Louisville, KY 40208	746,205	9.8%
Common Stock	Ellen R Weiner Family Revocable Trust (11) 10300 W. Charleston Blvd., #13-222 Las Vegas, NV 89135	708,335 shares (9)	9.0%
Common Stock	Alpha Capital Anstalt Lettstrasse 32 FL-9490 Vaduz Liechtenstein	388,479 shares (10)	4.99%
Common Stock	All Current Directors and Executive Officers as a Group (6 members)	840,864 shares	10.4%

*  Less than 1%

5

(1) Based on 7,622,393 shares of common stock outstanding on our transfer records as of February 10, 2016.

(2) Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable by a person within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(3)  Mr. Joyce agreed to waive his right to exercise 267,143 stock options held by him in order to make a sufficient number of shares of common stock available for issuance upon the exercise of the warrants issued in our June 2015 financing. The waiver will expire when we amend our Articles of Incorporation to increase sufficiently the number of authorized shares of our common stock available for issuance. As the waiver could expire within 60 days of February 10, 2016, we have included in the above table 237,143 stock options that would be exercisable upon the expiration of the waiver. Accordingly, the table includes 57,143 stock options exercisable at $10.50 per share, 50,000 stock options exercisable at $18.00 per share, 90,000 stock options exercisable at $12.50 per share, 20,000 stock options exercisable at $5.00 per share and 20,000 stock options exercisable at $9.50 per share.

(4) Includes 20,000 stock options exercisable at $12.50 per share, 2,500 stock options exercisable at $5.00 per share and 3,334 stock options exercisable at $9.50 per share.

(5)  Mr. Frakes agreed to waive his right to exercise 25,000 stock options held by him in order to make a sufficient number of shares of common stock available for issuance upon the exercise of the warrants issued in our June 2015 financing. The waiver will expire when we amend our Articles of Incorporation to increase sufficiently the number of authorized shares of our common stock available for issuance. As the waiver could expire within 60 days of February 10, 2016, we have included in the above table 18,334 stock options that would be exercisable upon the expiration of the waiver. Accordingly, the table includes 10,000 stock options exercisable at $12.50 per share, 5,000 stock options exercisable at $5.00 per share and 3,334 stock options exercisable at $9.50 per share.

(6) Includes 10,000 stock options exercisable at $20.50 per share, 10,000 stock options exercisable at $12.50 per share, 9,211 stock options exercisable at $3.80 per share, 8,537 stock options exercisable at $4.10 per share and 3,684 stock options exercisable at $9.50 per share.

(7) Includes 10,000 stock options exercisable at $20.50 per share, 12,000 stock options exercisable at $12.50 per share, 9,211 stock options exercisable at $3.80 per share, 8,537 stock options exercisable at $4.10 per share and 3,684 stock options exercisable at $9.50 per share.

(8) Includes warrants to purchase 109,320 shares of common stock at exercise prices ranging from $4.65 per share to $6.60 per share, 7,520 stock options exercisable at $4.10 per share, and 3,685 stock options exercisable at $9.50 per share. Dr. Shah agreed to waive his right to exercise 7,520 stock options and 102,655 warrants held by him in order to make a sufficient number of shares of common stock available for issuance upon the exercise of the warrants issued in our June 2015 financing. The waiver will expire when we amend our Articles of Incorporation to increase sufficiently the number of authorized shares of our common stock available for issuance. As the waiver could expire within 60 days of February 10, 2016, we have included in the above table 109,320 warrants and 11,205 stock options that would be exercisable upon the expiration of the waiver.

(9) Includes common stock issuable upon exercise of warrants held by the Ellen R. Weiner Family Revocable Trust. The trust owns 235,934 warrants to purchase common shares at prices ranging from $2.10 to $5.40 per share.

(10) Includes certain shares issuable upon the conversion of a convertible note and exercise of warrants held by Alpha Capital Anstalt (“Alpha”). Alpha owns a convertible note in the principal amount of $416,500 convertible, along with accrued interest, into 82,954 shares of common stock at $5.60 per share, warrants to purchase 37,188 shares of common stock at an exercise price of $8.40 per share and warrants to purchase 297,619 shares of common stock at an exercise price of $6.30 per share. Alpha’s beneficial ownership is limited contractually to the extent that exercise of such note and warrants would cause the aggregate number of shares of common stock beneficially owned by Alpha to exceed 4.99% of our outstanding shares. Accordingly, beneficial ownership for Alpha does not reflect 480,708 shares underlying such note and warrants that would cause the number of shares beneficially owned by Alpha to be 8.0% of our outstanding shares.

(11) More-than-5% stockholder.

6

INFORMATION ABOUT OUR BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The names, ages and positions of our directors and executive officers as of February 10, 2016 are listed below:

NAMES	TITLE OR POSITION (4)	AGE
James A. Joyce (1)	Chairman, Chief Executive Officer and Secretary	53

Rodney S. Kenley (2)	President and Director	65

James B. Frakes (3)	Chief Financial Officer and Senior Vice President – Finance	59

Franklyn S. Barry, Jr.	Director	76

Edward G. Broenniman	Director	79

Chetan S. Shah, MD	Director	47

_______________

(1) Effective June 1, 2001, Mr. Joyce was appointed our President and Chief Executive Officer, replacing Mr. Barry, who continues as a member of the Board of Directors. Mr. Joyce resigned from the position of President upon the appointment of Mr. Kenley to such position on October 27, 2010.

(2) Effective October 27, 2010, Mr. Kenley was appointed as our President.

(3) Effective September 27, 2010, Mr. Frakes was appointed as our Chief Financial Officer.

(4) The Board has determined that Messrs. Barry and Broenniman and Dr. Shah meet the requirements to be determined as “independent directors” for all purposes, including compensation committee and audit committee purposes, under the NASDAQ rules and for federal securities law purposes. Messrs. Joyce and Kenley are not independent as they also function as our executive officers.

Certain additional information concerning the individuals named above is set forth below. This information is based on information furnished us by each individual noted.

James A. Joyce, Chairman, Chief Executive Officer and Secretary

Mr. Joyce is the founder of Aethlon Medical, Inc. and has been the Chairman of the Board and Secretary since March 1999. On June 1, 2001, our Board of Directors appointed Mr. Joyce to the additional role of Chief Executive Officer. Mr. Joyce also serves as the Executive Chairman of Exosome Sciences, Inc. In 1992, Mr. Joyce founded and was the sole stockholder of James Joyce & Associates, an organization that provided management consulting and corporate finance advisory services to CEOs and CFOs of publicly traded companies. Previously, from 1989 to 1991, Mr. Joyce was Chairman and Chief Executive Officer of Mission Labs, Inc. Prior to that Mr. Joyce was a principal in charge of U.S. operations for London Zurich Securities, Inc. Mr. Joyce is a graduate of the University of Maryland. We believe that Mr. Joyce is qualified to serve as our director because of his role in founding our company and his prior experience, including his experience in the extracorporeal industry and in the financial markets.

7

Rodney S. Kenley, President and Director

Mr. Kenley has been President and a Director since October 2010. He has 38 years of experience in healthcare, most of which have been spent in the extracorporeal blood purification arena. Mr. Kenley held several positions at Baxter Healthcare (Travenol) from 1977 through 1990 including International Marketing Manager, Business Unit Manager for Peritoneal and Hemodialysis products, Manager of New Business Development, Director of Worldwide Product Planning, Director of Advanced Product Development, and VP of Electronic Drug Infusion. Mr. Kenley founded Aksys Ltd. in January 1991 to develop and commercialize his concept of a daily home hemodialysis system which was commercially launched in 2002 as the PHD system. In 2004, Mr. Kenley initiated the development of a second-generation home hemodialysis system in partnership with DEKA Research & Development Corporation in Manchester, New Hampshire. In 2007, the assets of Aksys Ltd. were acquired by DEKA, where Mr. Kenley was employed prior to joining Aethlon Medical, Inc. Mr. Kenley received his Bachelor of Arts degree in Biology and Chemistry from Wabash College, a Master’s of Science degree in Molecular Biology from Northwestern University and a Masters of Management from the Kellogg School of Management, also at Northwestern University. We believe that Mr. Kenley is qualified to serve as our director as a result of his experience in developing extracorporeal blood purification products.

James B. Frakes, Chief Financial Officer and Senior Vice President – Finance

Mr. Frakes joined Aethlon Medical, Inc. in January 2008 and brought 16 consecutive years of financial responsibility for publicly traded companies, as well as specific knowledge and experience in equity and debt transactions, acquisitions, public reporting and Sarbanes-Oxley Section 404 internal control requirements. Mr. Frakes also serves as the Chief Financial Officer of Exosome Sciences, Inc. He previously served as the CFO for Left Behind Games Inc., a start-up video game company. Prior to 2006, he served as CFO of NTN Buzztime, Inc., an interactive entertainment company. Mr. Frakes received an MBA from the University of Southern California and completed his BA with Honors at Stanford University.

Franklyn S. Barry, Jr., Director

Mr. Barry was President and Chief Executive Officer of Hemex, Inc. from April 1997 through May 31, 2001 and our President and CEO from March 10, 1999 to May 31, 2001, when he returned to consulting until he retired in 2013. He became a director of Aethlon Medical, Inc. on March 10, 1999. From 1994 to April 1997, Mr. Barry was a private consultant. Included among his prior experiences are tenures as President of Fisher-Price and as co-founder and CEO of Software Distribution Services, which today operates as Ingram Micro-D, an international distributor of personal computer products. Mr. Barry serves on the Board of Directors of Merchants Mutual Insurance Company. We believe that Mr. Barry is qualified to serve as our director because of his extensive management experience.

Edward G. Broenniman, Director

Mr. Broenniman became a director of Aethlon Medical, Inc. in March 1999. He has been the Managing Director of The Piedmont Group, LLC, a venture advisory firm, since 1978. Mr. Broenniman recently served on the Board of Directors of publicly traded QuesTech (acquired by CACI International), and currently serves on the Boards of two privately held firms. His nonprofit Boards are the Dingman Center for Entrepreneurship's Board of Advisors at the University of Maryland, the National Association of Corporate Directors, National Capital Chapter (Founder, Chair from 2003 to 2005 and Director from 2001 to 2014) and the Board of the Association for Corporate Growth, National Capital Chapter. We believe that Mr. Broenniman is qualified to serve as our director because of his extensive management experience.

Chetan S. Shah, MD, Director

Dr. Shah became a director of Aethlon Medical, Inc. in June 2013. Dr. Shah is a board certified Otolaryngologist. He is an Advisory Board Member at The Bank of Princeton, and a partner and Board member of the Surgery Center at Hamilton as well as Physician Management Systems and Princeton Eye & Ear, which he founded in 2009. Dr. Shah serves on the board of two other private companies. He holds teaching positions and serves on multiple hospital committees in the area and is on the Audiology and Speech Language Pathology Committee for the State of New Jersey. He also is a member of the Board of Medical Examiners for the State of New Jersey. Dr. Shah received his Bachelor’s degree and Medical Degree from Rutgers University and Robert Wood Johnson Medical School. We believe that Dr. Shah is qualified to serve as our director because of his medical background as both a board certified Otolaryngologist and a member of various medical boards and hospital committees in New Jersey.

8

Board of Directors

Our Board of Directors has the responsibility for establishing broad corporate policies and for overseeing our overall performance. Members of the Board of Directors are kept informed of our business activities through discussions with the Chief Executive Officer, President and other officers, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings. Mr. Joyce serves as Chairman of the Board and as our Chief Executive Officer, and we have designated a lead independent director. We believe that having the offices of Chairman of the Board and Chief Executive Officer consolidated with one person is appropriate for a company of our size and stage of development in order to maximize efficiencies of our limited available personnel resources. The Board of Directors may reevaluate this consolidation in the future if we grow to a size where it determines that such reevaluation is appropriate. Our bylaws provide that each of the directors serves for a term that extends to our next annual meeting of stockholders. Our Board of Directors presently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, on each of which Messrs. Barry and Broenniman and Dr. Shah serve as independent directors. Mr. Barry is Chairman of the Audit Committee, Dr. Shah is Chairman of the Compensation Committee and Mr. Broenniman is the Chairman of the Nominating and Corporate Governance Committee.

Our Board of Directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to stockholders. Our Board of Directors has implemented separate committees for the areas of audit, compensation and nomination of directors, annual review of the independence of our Audit and Compensation Committee members, maintenance of a majority of independent directors, and written expectations of management and directors, among other best practices.

Our Board of Directors has adopted a Code of Business Conduct and Ethics, which has been distributed to all directors, officers, and employees. The Code of Business Conduct and Ethics contains a number of provisions that apply principally to our Chief Executive Officer, Chief Financial Officer and other key personnel. A copy of our Code of Business Conduct and Ethics can be found under the “Investor Relations – Corporate Governance” section of our website at www.aethlonmedical.com. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of such provisions, applicable to our directors and executive officers, at the same location on our website identified above. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Our Board of Directors has determined that three of our current directors meet the independence requirements of the Nasdaq Capital Market, on which our common stock is listed. In the judgment of the Board of Directors, Mr. Joyce and Mr. Kenley do not meet such independence standards. In reaching its conclusions, the Board of Directors considered all relevant facts and circumstances with respect to any direct or indirect relationships between our company and each of the directors, including those discussed under the caption “Certain Relationships and Related Transactions and Director Independence” below. Our Board of Directors determined that any relationships that exist or existed in the past between our company and each of the independent directors were immaterial on the basis of the information set forth in the above-referenced sections.

The Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. These committees are responsible to the full board.

Board of Directors Meetings and Attendance

During the fiscal year ended March 31, 2015, the Board of Directors held six meetings and took action eight times by written consent. Each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors held during the period he served as a director and (2) the total number of meetings held by committees of the Board of Directors on which he served during the period he served. With the exception of Mr. Joyce, who is required to attend our Annual Meeting, we do not currently have a policy with regard to attendance at annual meetings of stockholders by the remaining members of the Board of Directors. Three members of the Board of Directors attended the previous Annual Meeting of Stockholders.

9

Audit Committee

Our Board of Directors has created an audit committee that presently consists of the directors stated above. Each of the members has a basic understanding of finance and accounting, and is able to read and understand fundamental financial statements. The Board of Directors has determined that each of the members of the Audit Committee meets the independence requirements applicable to Nasdaq Capital Market companies. Our Board of Directors has also determined that Franklyn Barry, due to his professional experience, meets the definition of an “audit committee financial expert” as defined in Item 407(d)(5)(ii) under Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended. The Audit Committee has the authority to appoint, review and discharge our independent registered public accounting firm. The Audit Committee reviews the results and scope of the audit and other services provided by our independent registered public accounting firm, as well as our accounting principles and our system of internal controls, reports the results of their review to the full Board of Directors and to management, and recommends to the full Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K.

The Audit Committee has adopted a charter, which can be found on our website under “Investor Relations – Corporate Governance.” The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

AUDIT COMMITTEE REPORT

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements that have been included in our most recent Annual Report on Form 10-K.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from our company and our management, including the matters in the written disclosures and letter provided to the Audit Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

Based on the foregoing, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements in our most recent Annual Report on Form 10-K for filing with the Securities and Exchange Commission. The Audit Committee has also recommended the selection of the Company’s independent auditors for the fiscal year ending March 31, 2016.

Members of the Audit Committee

Franklyn S. Barry, Jr., Chairman

Edward G. Broenniman

Chetan S. Shah, MD

The foregoing Audit Committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this Audit Committee report by reference therein.

10

Compensation Committee

Our Board of Directors has created a compensation committee consisting of the members stated above. The Compensation Committee makes recommendations concerning compensation of the executive management team and non-employee directors and administers our stock-based incentive compensation plans. The Chairman establishes meeting agendas after consultation with other committee members. Our Chief Executive Officer and other members of management regularly discuss our compensation issues with Compensation Committee members. Subject to Compensation Committee review, modification and approval, our Chief Executive Officer typically makes recommendations respecting bonuses and equity incentive awards for the other members of the executive management team. The Compensation Committee establishes all bonus and equity incentive awards for all executive members of the management team. Our Board of Directors has determined that all members of the Compensation Committee meet the independence requirements applicable to Nasdaq Capital Market companies.

If our stockholders approve Proposal No. 3 to amend our Articles of Incorporation to increase the number of authorized shares of our common stock from 10,000,000 shares to 30,000,000 shares and Proposal No. 4 to approve our Amended 2010 Stock Incentive Plan at the Annual Meeting of Stockholders, our Compensation Committee has recommended granting equity awards in fiscal year 2017 to our executive management team as follows: (i) to our Chief Executive Officer, stock options totaling that number of underlying shares which would increase his beneficial ownership of our stock to nine percent (9.0%); (ii) to our President, stock options totaling that number of underlying shares which would increase his beneficial ownership of our stock to one half of one percent (0.5%); and (iii) to our Chief Financial Officer, stock options totaling that number of underlying shares which would increase his beneficial ownership of our stock to one half of one percent (0.5%).

Our Compensation Committee considered compensation information previously provided in fiscal year 2015 by Barney & Barney, a Marsh & McLennan Agency LLC Company, a compensation consultant, that the Compensation Committee considered still current and useful in determining this equity award recommendation. Barney & Barney was engaged by our Compensation Committee to develop a peer group for market assessment and conduct a competitive compensation assessment for our executive management team, our Board of Directors and our broad-based employee population. Among other things, Barney & Barney provided competitive compensation data for purposes of benchmarking our equity grant values and targets, our bonus targets and structure, our total direct compensation, our target incentive opportunities and our base salaries and target total cash compensation. Our Compensation Committee has again engaged Barney & Barney to perform additional assessment services in fiscal year 2017.

The Compensation Committee has adopted a charter, which can be found on our website at “Investor Relations – Corporate Governance.” The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Nominating and Corporate Governance Committee

Our Board of Directors has created a nominating and corporate governance committee consisting of the members stated above. The responsibilities of the Nominating and Corporate Governance Committee include:

•	overseeing our corporate governance functions on behalf of the Board of Directors;

•	making recommendations to the Board of Directors regarding corporate governance issues;

•	identifying and evaluating candidates to serve as directors of our company consistent with criteria approved by the Board of Directors;

•	selecting director candidates or recommending such candidates to the Board of Directors for selection; and

•	reviewing and evaluating the performance of the Board of Directors.

11

Director Nominations

Criteria for Board Membership

The Nominating and Corporate Governance Committee is responsible for reviewing nominees for director and recommending to the Board of Directors those persons who the committee believes would beneficially impact our company as directors. The Nominating and Corporate Governance Committee considers many factors when evaluating candidates for director, including depth and breadth of experience, business acumen, character, independent thinking, understanding of our business and the industry in which we operate, and willingness to commit adequate time and attention to being a director. The Nominating and Corporate Governance Committee also considers the needs of our company and the Board of Directors, in particular, in assessing candidates. The Nominating and Corporate Governance Committee seeks to ensure that a majority of our directors satisfy the criteria for being deemed independent under NASDAQ rules applicable to us, that members of our Audit Committee meet the financial literacy and sophistication requirements under applicable NASDAQ rules, and that at least one of those members qualifies as an “audit committee financial expert” under Securities and Exchange Commission rules.

The objective of the Nominating and Corporate Governance Committee is to maintain a board comprised of individuals of the highest personal character, integrity, and ethical standards, reflecting a broad range of professional backgrounds, skills and experience relevant to our business. The biography shown above for each director nominee includes many of the factors that the Nominating and Corporate Governance Committee considered important in determining that the nominee should serve as a director of our company. The Nominating and Corporate Governance Committee considers diversity as one of many factors in identifying board nominees. Such diversity includes personal characteristics such as race and gender, as well as diversity in background and skills that relate to the Board of Director’s performance of its responsibilities. The Nominating and Corporate Governance Committee does not assign criteria specific weight when reviewing candidates and may not apply the same criteria to all prospective nominees.

Identification and Evaluation of Nominees

The Nominating and Corporate Governance Committee believes we are well-served by our current directors. Unless special circumstances arise or the Nominating and Corporate Governance Committee makes a material change in the criteria for board membership, the Nominating and Corporate Governance Committee typically will nominate incumbent directors who continue to be qualified, and willing, to act as directors. If an incumbent director does not stand for re-election, or to fill a vacancy on the Board of Directors between annual stockholder meetings, the Nominating and Corporate Governance Committee will search for potential board candidates who meet the criteria for selection as a nominee and have specific desirable qualities or skills. Also, from time to time the Board of Directors may determine to increase its size and add directors with special skills and/or experience relevant and useful to us at our particular stage of development. Director candidates will be selected based on recommendations and feedback from members of our Board of Directors, our senior management, and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm. The Nominating and Corporate Governance Committee will evaluate each candidate’s qualifications and check relevant references. At least one member of the Nominating and Corporate Governance Committee will interview candidates, and all members of the Board of Directors will meet with candidates deserving serious consideration. Then the Nominating and Corporate Governance Committee will evaluate which of the prospective candidates is qualified to serve as a director and will determine whether to recommend to the Board of Directors that a particular candidate be appointed to fill a current vacancy on the Board or be presented for the approval of the stockholders, as appropriate.

Stockholder Nominations

The Nominating and Corporate Governance Committee will consider written proposals from stockholders for nominees for director using the same criteria discussed above and will determine, based on those criteria, whether or not to recommend those nominees to the Board of Directors. Any such nominations should be submitted to the Nominating and Corporate Governance Committee, Aethlon Medical, Inc., 9635 Granite Ridge Drive, Suite 100, San Diego, California 92123 and should include the following information:

•	all information relating to such nominee that is required to be disclosed pursuant to the Securities Exchange Act of 1934, and such person’s written consent to a background check, to being named in the proxy statement as a nominee, and to serving as a director, if elected;

•	the names and addresses of the stockholder(s) making the nomination and the number of shares of our common stock that are owned beneficially and of record by such stockholder(s); and

•	appropriate biographical information and a statement as to the qualification of the nominee, including the nominee’s specific experience, qualifications, attributes, or skills, addressing the relevance and benefit to our company of such experience, qualifications, attributes, and/or skills at our particular stage of development.

12

Nominations should be submitted in the timeframe described under the caption “Stockholder Proposals for 2017 Annual Meeting” below.

The Nominating and Corporate Governance Committee has adopted a charter, which can be found on our website at “Investor Relations – Corporate Governance.” The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Communication with the Board of Directors

Any stockholders wishing to communicate with the Board of Directors about any matter involving the business or operations of our company should send the communication in writing to the Secretary, Aethlon Medical, Inc., 9635 Granite Ridge Drive, Suite 100, San Diego, California 92123. Our Secretary will promptly deliver such communications directly to each member of our Board of Directors.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

There are no arrangements or understandings between any two or more of our directors or executive officers or between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board of Directors. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Involvement in Legal Proceedings

To the best of our knowledge, during the past ten years, none of the following occurred with respect to a present or former director or executive officer of our company: (1) any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; and (5) being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies or law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act, as amended), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or associated persons.

13

EXECUTIVE COMPENSATION

The following executive compensation disclosure reflects all compensation awarded to, earned by or paid to the executive officers below for the fiscal years ended March 31, 2015 and March 31, 2014. The following table summarizes all compensation for fiscal years 2015 and 2014 received by our Chief Executive Officer, and our three most highly compensated executive officers who earned more than $100,000 in fiscal year 2015.

SUMMARY COMPENSATION TABLE FOR 2015 AND 2014 FISCAL YEARS

NAMED EXECUTIVE OFFICER AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)	OPTION AWARDS ($)(5)	NON- EQUITY INCENTIVE PLAN COMPEN- SATION ($)	NON- QUALIFIED DEFERRED COMPEN- SATION ($)	ALL OTHER COMP. ($)	TOTAL ($)

James A. Joyce (1)	2015	$347,500	$95,000	$–	$246,000	$–	$–	$–	$688,500
CHIEF EXECUTIVE OFFICER	2014	$330,000	$70,000	$–	$180,000	$–	$–	$–	$580,000

Richard H. Tullis, PhD (2)	2015	$195,000	$5,000	$–	$8,200	$–	$–	$–	$208,200
VICE PRESIDENT AND CHIEF SCIENCE OFFICER	2014	$195,000	$–	$–	$45,000	$–	$–	$–	$240,000

James B. Frakes (3)	2015	$206,250	$31,500	$–	$41,000	$–	$–	$–	$278,750
CHIEF FINANCIAL OFFICER AND SVP-FINANCE	2014	$180,000	$3,000	$–	$45,000	$–	$–	$–	$228,000

Rodney S. Kenley (4)	2015	$257,500	$15,000	$–	$41,000	$–	$–	$–	$313,500
PRESIDENT	2014	$240,000	$–	$–	$45,000	$–	$–	$–	$285,000

_______________

(1) The aggregate number of stock awards and stock option awards issued to Mr. Joyce and outstanding as of March 31, 2015 is 68,000 (see share restricted stock grant below) and 217,143, respectively. Mr. Joyce received a $5,000 salary increase from $325,000 to $330,000 effective July 1, 2013. In June 2014, Mr. Joyce received a $20,000 salary increase from $330,000 to $350,000. Mr. Joyce was granted 80,000 shares of restricted common stock, at a price per share of $12.00, which vested in equal installments over a thirty-six month period that commenced on June 30, 2010. Mr. Joyce has accepted all 80,000 shares of the grant and all such shares have vested. Of these shares, Mr. Joyce currently owns 68,000 shares.

(2) The aggregate number of stock awards and stock option awards issued to Dr. Tullis and outstanding as of March 31, 2015 is zero and 46,000, respectively. On November 7, 2014, we paid Dr. Tullis $5,000 for accrued expenses reimbursable to him. In January 2015, we paid Dr. Tullis $93,377 in payment of accrued salary.

14

(3) Mr. Frakes was appointed as Chief Financial Officer on September 27, 2010 after previously serving as Senior Vice President-Finance on a part-time basis. The aggregate number of stock awards and stock option awards issued to Mr. Frakes and outstanding as of March 31, 2015 is zero and 25,000, respectively. In June 2014, Mr. Frakes received a $30,000 salary increase from $180,000 to $210,000.

(4) Mr. Kenley was appointed President on October 27, 2011.  The aggregate number of stock awards and stock option awards issued to Mr. Kenley and outstanding as of March 31, 2015 is zero and 35,000, respectively. In June, 2014, Mr. Kenley received a $20,000 salary increase from $240,000 to $260,000.

(5) As noted in note 6 to our financial statements for the years ended March 31, 2015 and March 31, 2014, the following outlines the significant weighted average assumptions used to estimate the fair value with respect to stock options utilizing the Binomial Lattice option pricing model for the years ended March 31, 2015 and March 31, 2014:

	Year Ended March 31,
	2015	2014
Risk free interest rate	2.60%	0.38% to 2.65%
Average expected life	10 years	3 to 10 years
Expected volatility	90.23%	91.05% to 102.67%
Expected dividends	None	None

Employment Agreements

We entered into an employment agreement with Mr. Joyce effective April 1, 1999. Effective June 1, 2001, Mr. Joyce was appointed President and Chief Executive Officer and his base annual salary was increased from $120,000 to $180,000. Effective January 1, 2005, Mr. Joyce's salary was increased from $180,000 to $205,000 per year. Under the terms of the agreement, his employment continues at a salary of $205,000 per year for successive one-year periods, unless given notice of termination 60 days prior to the anniversary of his employment agreement. Effective April 1, 2006. Mr. Joyce's salary was increased from $205,000 to $240,000. His salary was subsequently increased to $265,000 per year and effective May 1, 2008, his salary was increased from $265,000 to $290,000 per year. Effective April 1, 2010, his salary was increased from $290,000 to $325,000 per year. Effective July 2013, his salary was increased from $325,000 to $330,000 per year. In June 2014, his salary was increased from $330,000 to $350,000 per year.

During the fiscal year ended March 31, 2015, Mr. Joyce earned bonuses totaling $50,000 from us and bonuses totaling $45,000 from Exosome. All of those bonuses were based upon targets established by our compensation committee.

We entered into an employment agreement with Dr. Tullis effective January 10, 2000. Effective June 1, 2001, Dr. Tullis was appointed our Chief Science Officer. His compensation under the agreement was modified in June 2001 from $80,000 to $150,000 per year. Effective January 1, 2005, Dr. Tullis' salary was increased from $150,000 to $165,000 per year. Under the terms of the agreement, his employment continues at a salary of $165,000 per year for successive one-year periods, unless given notice of termination 60 days prior to the anniversary of his employment agreement. Dr. Tullis was granted 5,000 stock options to purchase our common stock in connection the completing certain milestones, such as the initiation and completion of certain clinical trials, the submission of proposals to the FDA and the filing of a patent application. Effective April 1, 2006, Dr. Tullis’ salary was increased to $180,000 per year. Effective April 1, 2010, his salary was increased from $180,000 to $195,000 per year.

During the fiscal year ended March 31, 2015, Dr. Tullis earned a bonus of $5,000 from us. The bonus was based upon targets established by our compensation committee.

15

Both Mr. Joyce's and Dr. Tullis' agreements provide for medical insurance and disability benefits, and one year of severance pay if their employment is terminated by us without cause or due to change in our control before the expiration of their agreements, and allow for bonus compensation and stock option grants as determined by our Board of Directors. Both agreements also contain restrictive covenants preventing competition with us and the use of confidential business information, except in connection with the performance of their duties for us, for a period of two years following the termination of their employment with us.

On September 27, 2010, Mr. Frakes was appointed our Chief Financial Officer. We have not entered into a written employment agreement with Mr. Frakes. As Chief Financial Officer, Mr. Frakes receives an annual salary initially set at $180,000 and medical insurance benefits. In June 2014, his salary was increased from $180,000 to $210,000 per year. During the fiscal year ended March 31, 2015, Mr. Frakes earned bonuses totaling $30,000 from us and a bonus of $1,500 from Exosome. All of those bonuses were based upon targets established by our compensation committee.

Mr. Kenley was appointed our President on October 27, 2010. Pursuant to a written offer of employment executed by us and Mr. Kenley, he receives an annual salary initially set at $240,000 and medical insurance benefits. In June 2014, his salary was increased from $240,000 to $260,000 per year. During the fiscal year ended March 31, 2015, Mr. Kenley earned bonuses totaling $15,000 from us. All of those bonuses were based upon targets established by our compensation committee.

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table sets forth certain information concerning stock option awards granted to our named executive officers.

OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR END

OPTIONS AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE (#)	EQUITY INCENTIVE PLAN AWARDS NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS UNEXERCISABLE (#)	OPTION EXERCISE PRICE ($)	DATE OF OPTION EXPIRATION
James A. Joyce	57,143(1)	–	–	$10.50	12/18/15
	50,000(2)	–	–	$18.00	09/21/17
	40,000(3)	–	–	$12.50	02/21/19
	50,000(4)	–	–	$12.50	09/27/20
	10,000(5)	30,000	–	$5.00	07/01/23
	10,000(10)	30,000		$9.50	06/06/24

Richard H. Tullis	15,000(6)	–	–	$20.50	06/14/18
	20,000(7)	–	–	$12.50	09/27/20
	2,500(5)	7,500	–	$5.00	07/01/03
	333(10)	667		$9.50	06/06/24

James B. Frakes	10,000(8)	–	–	$12.50	09/27/20
	2,500(5)	7,500	–	$5.00	07/01/23
	1,667(10)	3,333		$9.50	06/06/24

Rodney S. Kenley	17,083(9)	2,917	–	$12.50	10/27/20
	2,500(5)	7,500	–	$5.00	7/01/23
	1,667(10)	3,333		$9.50	06/06/24

Note: We have omitted the stock awards columns of the above table because we have no disclosure applicable to those columns.

16

The above table excludes the impact of the waiver of the right to exercise certain stock options and warrants held by Mr. James Joyce, our Chief Executive Officer, Mr. James Frakes, our Chief Financial Officer and Dr. Chetan Shah, a director of our company. Messrs. Joyce and Frakes and Dr. Shah agreed to waive their rights to acquire an aggregate of 402,318 shares of common stock. Of that total, 299,663 shares of common stock underlie stock options set forth in the table above. Those waivers were required in order to make a sufficient number of shares of common stock available for issuance upon the exercise of the warrants issued in our June 2015 financing. Those waivers will expire when we amend our Articles of Incorporation to increase sufficiently the number of authorized shares of common stock available for issuance.

(1) This option was fully vested as of March 31, 2010 and as a result of an Option Suspension Agreement with us, the expiration date was extended by 100 days. Subsequent to March 31, 2010, the expiration date of this option was extended to December 18, 2015 (see Item 13 to the Financial Statements).

(2) The option vested 20,000 shares at grant, with 10,000 shares vesting each annual anniversary date through June 13, 2010 and as a result of an Option Suspension Agreement with us, the expiration date was extended by 100 days.

(3) The option vested 20,000 at grant, with 10,000 shares vesting on December 31, 2009 and December 31, 2010 and as a result of an Option Suspension Agreement with us, the expiration date was extended by 100 days.

(4) The option vested 20,000 at grant, with 10,000 vesting on each anniversary date through September 27, 2013.

(5) This option vests ratably on July 1, 2014, July 1, 2015 and July 1, 2016.

(6) This option was fully vested as of December 15, 2011.

(7) The option was fully vested as of September 27, 2011.

(8) The option was fully vested as of September 27, 2011.

(9) The option vested 5,000 on October 27, 2011 and the remaining 15,000 vested over the 36 months following that date.

(10) This option vests ratably on June 6, 2014, June 6, 2015 and June 6, 2016.

Director Compensation for 2015 Fiscal Year

The following director compensation disclosure reflects all compensation awarded to, earned by or paid to the directors below for the fiscal year ended March 31, 2015.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
James A. Joyce (1)	$–	–	$–	–	–	–	$–
Richard H. Tullis (2)	$–	–	$–	–	–	–	$–
Rodney S. Kenley (3)	$–	–	$–	–	–	–	$–
Edward G. Broenniman (4)	$38,000	–	$30,211	–	–	–	$68,211
Franklyn S. Barry, Jr. (5)	$39,000	–	$30,211	–	–	–	$69,211
Chetan S. Shah, MD (6)	$39,000	–	$30,211	–	–	–	$69,211

(1) All compensation received by Mr. Joyce in fiscal year 2015 is disclosed in the Summary Compensation Table above. Mr. Joyce received no compensation as a director in fiscal year 2015.

17

(2) All compensation received by Dr. Tullis in fiscal year 2015 is disclosed in the Summary Compensation Table above. Dr. Tullis received no compensation as a director in fiscal year 2015. Dr. Tullis resigned from the Board of Directors effective June 5, 2015, and resigned from the office of Vice President effective February 9, 2016. Dr. Tullis entered into a consulting agreement with us dated February 9, 2016, pursuant to which he will continue to provide services to us under the title “Chief Science Officer.” However, given the nature and extent of the duties Dr. Tullis is expected to perform under the consulting agreement, we have determined that we no longer should designate him as an officer, executive officer or named executive officer for federal securities law purposes.

(3) All compensation received by Mr. Kenley in fiscal year 2015 is disclosed in the Summary Compensation Table above. Mr. Kenley received no compensation as a director in fiscal year 2015.

(4) The aggregate number of stock awards and options awards issued and outstanding as of March 31, 2015 are 0 and 43,431. Mr. Broenniman received stock option grants of 3,684 shares on June 6, 2014, 8,537 shares on March 14, 2014, and 9,211 shares on July 24, 2012 for his service as an outside director. The June 2014 option vested 3,684 shares on March 31, 2015, the March 2014 option vested all 8,537 shares at grant and the 2012 option vested 3,961 at grant, with 5,250 vesting in the June 2013 quarter. On October 21, 2014 and November 7, 2014, we paid Mr. Broenniman an aggregate of $10,063 for accrued Board of Directors fees and expenses reimbursable to him. In January 2015, we paid $84,500 to Mr. Broenniman in payment of accrued Board of Directors fees and amounts accrued for services rendered to us by him prior to the 1999 reorganization among Aethlon, Inc., Hemex, Inc. and us.

(5) The aggregate number of stock awards and options awards issued and outstanding as of March 31, 2015 are 0 and 41,431. Mr. Barry received stock option grants of 3,684 shares on June 6, 2014, 8,537 shares on March 14, 2014 and 9,211 shares on July 24, 2012 for his service as an outside director. The June 2014 option vested 3,684 shares on March 31, 2015, the March 2014 option vested all 8,537 shares at grant and the 2012 option vested 3,961 at grant, with 5,250 vesting in the June 2013 quarter. On October 21, 2014 and November 7, 2014, we paid Mr. Barry an aggregate of $10,944 for accrued Board of Directors fees and expenses reimbursable to him. In January 2015, we paid $271,810 to Mr. Barry in payment of accrued director fees and amounts accrued for services rendered to us by him prior and subsequent to the 1999 reorganization among Aethlon, Inc., Hemex, Inc. and us.

(6) The aggregate number of stock awards and options awards issued and outstanding as of March 31, 2015 are 0 and 11,205. Dr. Shah received stock option grants of 3,684 on June 6, 2014 and 7,520 shares on July 24, 2012 for his service as an outside director. The June 2014 option vested 3,684 shares on March 31, 2015, and the 2014 option vested all 7,520 shares at grant. In January 2015, we paid $14,500 to Dr. Shah in payment of accrued director fees.

Directors Compensation Program

In July 2012, our Board of Directors approved a board compensation program that modifies and supersedes the 2005 Directors Compensation Program, which was previously in effect. Under the 2012 program, in which only non-employee directors may participate, an eligible director will receive a grant of $35,000 worth of ten-year options to acquire shares of common stock, with such grant being valued at the exercise price based on the average of the closing bid prices of the common stock for the five trading days preceding the first day of the fiscal year. In addition, under this program, eligible directors will receive cash compensation equal to $500 for each committee meeting attended and $1,000 for each formal board meeting attended.

In the fiscal year ended March 31, 2013, our Board of Directors granted ten-year options to acquire an aggregate of 33,342 shares of our common stock, all with an exercise price of $3.80 per share, to our four outside directors under the 2012 program.

In the fiscal year ended March 31, 2014, our Board of Directors granted ten-year options to acquire an aggregate of 31,911 shares of our common stock, all with an exercise price of $4.10 per share, to our five outside directors under the 2012 program.

In the fiscal year ended March 31, 2015, our Board of Directors granted ten-year options to acquire an aggregate of 11,053 shares of our common stock, all with an exercise price of $9.50 per share, to our three outside directors under the 2012 program.

18

At March 31, 2015 we had issued 26,757 options under the old 2005 program to outside directors and 79,309 options to employee-directors, 21,756 outside directors’ options had been forfeited, 5,000 outside directors’ options had been exercised, 79,309 employee-directors’ options had been forfeited and no options under the old 2005 program remained outstanding.

On June 6, 2014, our Board of Directors approved certain changes to the 2012 program. Under this modified program, a new eligible director will receive an initial grant of $50,000 worth of options to acquire shares of common stock, with such grant being valued at the exercise price based on the average of the closing bid prices of the common stock for the five trading days preceding the first day of the fiscal year. These options will have a term of ten years and will vest 1/3 upon grant and 1/3 upon each of the first two anniversaries of the date of grant. In addition, at the beginning of each fiscal year, each existing director eligible to participate in the modified 2012 program also will receive a grant of $35,000 worth of options valued at the exercise price based on the average of the closing bid prices of the common stock for the five trading days preceding the first day of the fiscal year. Such options will vest on the first anniversary of the date of grant. In lieu of per meeting fees, eligible directors will receive an annual board retainer fee of $30,000. The modified 2012 program also provides for the following annual retainer fees: Audit Committee Chair - $5,000, Compensation Committee chair - $5,000, Audit Committee member - $4,000, Compensation Committee member - $4,000 and lead independent director - $15,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

The following describes all transactions since April 1, 2013, and all proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

Between March 2012 and June 2013, Dr. Chetan Shah, one of our directors, participated in several private equity placements with us under which he invested an aggregate amount of $625,556 and in return received 170,000 restricted shares of our common stock and seven year warrants to purchase 85,000 shares of our common stock.

In June 2013, we borrowed $80,000 at a 10% interest rate from Mr. Phillip Ward, one of our former directors. We repaid that loan and paid accrued interest of $133 to Mr. Ward in June 2013.

In July 2013, we borrowed $400,000 from Mr. Ward and Dr. Shah under 90-day notes bearing 10% interest. If we did not pay back those loans by October 9, 2013, then the notes would bear interest at a penalty rate of 12% and the noteholders would have the right at their discretion (i) to convert their principal and accrued interest into shares of common stock at $4.40 per share and (ii) to receive warrants to purchase common stock equal to 50% of the principal converted under the notes, with an exercise price of $6.60 per share. We subsequently repaid Mr. Ward’s note in cash. That repayment extinguished all potential common stock and warrant issuance provisions of Mr. Ward’s note. On July 24, 2014, we issued to Dr. Shah an aggregate of 50,079 shares of restricted common stock and a seven-year warrant to purchase up to 25,040 shares of common stock at an exercise price of $6.60 per share upon the conversion of an aggregate of $220,349 of unpaid principal and accrued interest due under his note. The amount converted represented the entire amount outstanding under Dr. Shah’s note.

On March 14, 2014, our Board of Directors granted to our three outside directors ten-year options to acquire an aggregate of 31,911 shares of our common stock at an exercise price of $4.10 per share.

On June 6, 2014, our Board of Directors granted to our directors and our Chief Financial Officer ten-year options to acquire an aggregate of 52,053 shares of our common stock at an exercise price of $9.50 per share.

19

In July 2014, Exosome paid a bonus of $15,000 to Mr. Joyce.

In October 2014, Exosome paid bonuses of $15,000 to Mr. Joyce and $1,500 to Mr. Frakes.

On October 20, 2014, we issued to Dr. Shah 42,222 shares of common stock and three-year warrants to acquire up to 42,222 shares of common stock with exercise prices ranging from $4.65 to $5.50 per share. The common stock and warrants were issued to Dr. Shah upon his cash exercise, for an aggregate of $214,000, of previously issued warrants for 42,222 shares held by him.

On October 21, 2014 and November 7, 2014, we paid Mr. Franklyn Barry and Mr. Edward Broenniman, two of our outside directors, an aggregate of $10,944 and $10,063, respectively, for accrued Board of Directors fees and expenses reimbursable to them. On November 7, 2014, we paid Dr. Tullis $5,000 for accrued expenses reimbursable to him.

In December 2014, we paid bonuses of $25,000 to Mr. Joyce, $15,000 to Mr. Kenley, $15,000 to Mr. Frakes and $5,000 to Dr. Tullis.

In December 2014, Exosome paid Mr. Joyce a bonus of $15,000.

In January 2015, we made the following payments to certain of our officers and directors:

•	bonuses of $25,000 to Mr. Joyce and $15,000 to Mr. Frakes;
•	$93,377 to Dr. Tullis in payment of accrued salary;
•	$14,500 to Dr. Shah in payment of accrued director fees;
•	$84,500 to Mr. Broenniman in payment of accrued director fees and amounts accrued for services rendered to us prior to the 1999 reorganization among Aethlon, Inc., Hemex, Inc. and us; and
•	$271,810 to Mr. Barry in payment of accrued director fees and amounts accrued for services rendered to us prior and subsequent to the 1999 reorganization among Aethlon, Inc., Hemex, Inc. and us.

In June 2015, Mr. Joyce, Mr. Frakes and Dr. Shah agreed to waive their rights to acquire an aggregate of 402,318 shares of common stock underlying certain stock options and warrants held by them. Those waivers were required in order to make a sufficient number of shares of common stock available for issuance upon the exercise of the warrants issued in our June 2015 financing. Those waivers will expire when we amend our Articles of Incorporation to increase sufficiently the number of authorized shares of common stock available for issuance.

On October 16, 2015, following a recommendation of the Compensation Committee, our Board of Directors approved retention bonus grants to three of our executive officers under a newly established Aethlon Senior Management Retention Program to maintain management stability going forward. The Board of Directors approved a $100,000 retention bonus for Mr. Joyce, a $50,000 retention bonus for Mr. Kenley and a $50,000 retention bonus for Mr. Frakes.

20

In connection with the bonus granted to Mr. Joyce, we entered into an amendment of Mr. Joyce’s Employment Agreement dated April 1, 1999. Pursuant to the amendment, if within two years of the effective date of the amendment, we terminate Mr. Joyce’s employment with us for “Cause” (as defined in his employment agreement) or Mr. Joyce terminates his employment with us other than for “Good Reason” (as defined in his employment agreement), Mr. Joyce must repay in full the amount of the bonus received from us. In the event of his death or disability or termination by us other than for “Cause” or termination by Mr. Joyce for “Good Reason,” Mr. Joyce will not be required to repay any portion of the bonus received by him.

In connection with the bonus granted to Mr. Kenley, we entered into an amendment of Mr. Kenley’s Offer Letter dated October 27, 2010. Pursuant to the amendment, if within two years of the effective date of the amendment, we terminate Mr. Kenley’s employment with us for “Cause” (as defined in the amendment) or Mr. Kenley terminates his employment with us other than for “Good Reason” (as defined in the amendment), Mr. Kenley must repay in full the amount of the bonus received from us. In the event of his death or disability or termination by us other than for “Cause” or termination by Mr. Kenley for “Good Reason,” Mr. Kenley will not be required to repay any portion of the bonus received by him.

In connection with the bonus granted to Mr. Frakes, we entered into a Retention Bonus Agreement with Mr. Frakes. Pursuant to the agreement, if within two years of the effective date of the agreement, we terminate Mr. Frakes’ employment with us for “Cause” (as defined in the agreement) or Mr. Frakes terminates his employment with us other than for “Good Reason” (as defined in the agreement), Mr. Frakes must repay in full the amount of the bonus received from us. In the event of his death or disability or termination by us other than for “Cause” or termination by Mr. Frakes for “Good Reason,” Mr. Frakes will not be required to repay any portion of the bonus received by him.

On February 9, 2016, Dr. Tullis resigned from his position as our Vice President. Concurrently with his resignation, we and Dr. Tullis agreed to terminate his Employment Agreement with the Company dated January 10, 2000. Effective February 9, 2016, we and Dr. Tullis entered into a Consulting Agreement under which he will perform services for us under the title of Chief Science Officer. Dr. Tullis has agreed to provide approximately twenty (20) hours per week of such services, for which we will pay him a consulting fee of $10,000 per month. The term of the Consulting Agreement is for an initial sixty-day period and, unless terminated earlier by either party, will automatically extend for additional one-month periods. Either party to the Consulting Agreement may terminate it upon 30 day’s prior written notice to the other party.

Director Independence

Our Board of Directors has determined that Messrs. Barry and Broenniman and Dr. Shah meet the requirements to be considered “independent directors” for all purposes, including compensation committee and audit committee purposes, under NASDAQ rules and for federal securities law purposes. Messrs. Joyce and Kenley are not independent as they also function as our executive officers.

Interests of Officers and Directors in Proposals

We are not aware of any officer or director who has a substantial interest in the matters to be voted upon at the Annual Meeting other than elections to the Board of Directors except as follows:

In June 2015, Mr. Joyce, Mr. Frakes and Dr. Shah agreed to waive their rights to acquire an aggregate of 402,318 shares of common stock underlying certain stock options and warrants held by them. Those waivers were required in order to make a sufficient number of shares of common stock available for issuance upon the exercise of the warrants issued in our June 2015 financing. Those waivers will expire when we amend our Articles of Incorporation to increase sufficiently the number of authorized shares of common stock available for issuance, which is one of the matters to be voted upon at the Annual Meeting.

If our stockholders approve Proposal No. 3 to amend our Articles of Incorporation to increase the number of authorized shares of our common stock from 10,000,000 shares to 30,000,000 shares and Proposal No. 4 to approve our Amended 2010 Stock Incentive Plan at the Annual Meeting of Stockholders, our Compensation Committee has recommended granting equity awards in fiscal year 2017 to our executive management team as follows: (i) to our Chief Executive Officer, stock options totaling that number of underlying shares which would increase his beneficial ownership of our stock to nine percent (9.0%); (ii) to our President, stock options totaling that number of underlying shares which would increase his beneficial ownership of our stock to one half of one percent (0.5%); and (iii) to our Chief Financial Officer, stock options totaling that number of underlying shares which would increase his beneficial ownership of our stock to one half of one percent (0.5%).

21

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on our review of copies of the Section 16(a) reports filed for the fiscal year ended March 31, 2015, we believe that all filing requirements applicable to our officers, directors, and greater than 10% beneficial owners were complied with except as follows:

Mr. James A. Joyce, our Chief Executive Officer, did not timely file one report on Form 4 pertaining to one late reported transaction. The date of the transaction was June 6, 2014. The relevant report was filed on August 1, 2014.

Mr. Rodney S. Kenley, our President, did not timely file one report on Form 4 pertaining to one late reported transaction. The date of the transaction was June 6, 2014. The relevant report was filed on August 1, 2014.

Dr. Richard H. Tullis, our Chief Science Officer, did not timely file one report on Form 4 pertaining to one late reported transaction. The date of the transaction was June 6, 2014. The relevant report was filed on August 1, 2014.

Mr. Franklyn S. Barry, Jr., one of our directors, did not timely file one report on Form 4 pertaining to one late reported transaction. The date of the transaction was June 6, 2014. The relevant report was filed on August 1, 2014.

Mr. Edward G. Broenniman, one of our directors, did not timely file one report on Form 4 pertaining to one late reported transaction. The date of the transaction was June 6, 2014. The relevant report was filed on August 1, 2014.

Mr. James B. Frakes, our Chief Financial Officer, did not timely file one report on Form 4 pertaining to one late reported transaction. The date of the transaction was June 6, 2014. The relevant report was filed on August 1, 2014.

Dr. Chetan S. Shah, one of our directors, did not timely file two reports on Form 4 pertaining to two late reported transactions. The dates of the transactions were June 6, 2014 and July 24, 2014. The relevant reports were filed on August 1, 2014 and July 30, 2014, respectively.

22

PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING

PROPOSAL #1 – ELECTION OF DIRECTORS

A board of five directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

The five nominees selected by the Board of Directors are listed below. Each of the nominees must receive the vote of a majority of a quorum present at the meeting to be elected. Any shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote.

The proxy holders intend to vote proxies equally for the nominees unless otherwise instructed on the proxy card. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card.

If at the time of the meeting one or more of the nominees have become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. All of the nominees are currently directors of our company. All of the nominees have consented to serve if elected. The Board of Directors has no reason to anticipate that any of the nominees will not be able to serve, if elected. Although we are authorized to have a board consisting of nine directors, only five nominees, our incumbent directors, have been named below. We believe the current number of directors is appropriate given our stage of development. The proxies cannot be voted for more than five persons, the number of nominees presented for election.

Directors elected at the meeting will hold office until the next Annual Meeting of Stockholders or until their successors have been elected and qualified. Listed below are the nominees for the Board of Directors. Please see “Information About Our Board of Directors and Executive Officers” for additional information concerning the individuals named below, which is based on information furnished to us by each individual noted.

Nominee	Age	Position
James A. Joyce	53	Chairman, Chief Executive Officer and Secretary
Rodney S. Kenley	65	President and Director
Franklyn S. Barry, Jr.	76	Director
Edward G. Broenniman	79	Director
Chetan S. Shah, MD	47	Director

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE FOREGOING SLATE OF NOMINEES FOR THE BOARD OF DIRECTORS. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

23

PROPOSAL #2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to ratification by the stockholders, the Board has selected the firm of Squar Milner LLP as the Company’s independent auditors for its fiscal year ending March 31, 2016. Squar Milner has acted in such capacity for the Company since 2001 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Company.

Representatives of Squar Milner are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The following table presents fees for professional services billed by Squar Milner for the fiscal years ended March 31, 2015 and 2014:

	Fiscal Year	Fiscal Year
	2015	2014

Audit Fees (1)	$97,000	$97,000
Audit Related Fees (2)	72,840	–
Tax Fees (3)	3,380	4,500
All Other Fees (4)	–	–
	$173,220	$101,500

(1) Audit Fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for fiscal 2015 and 2014 and for reviews of the financial statements included in each of our quarterly reports on Form 10-Q during fiscal 2015 and 2014.

(2) Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Included in Audit Related Fees for fiscal 2015 and 2014 are fees and expenses related to reviews of registration statements and SEC filings other than Forms 10-K and 10-Q.

(3) Tax Fees include the aggregate fees billed during fiscal year 2015 and 2014 for professional services for preparation of income tax returns.

(4) All Other Fees consist of fees paid for products and services other than the services reported above. No such fees were billed by Squar Milner for fiscal 2015 or 2014.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services of Independent Auditor

The Audit Committee of our Board of Directors is responsible for pre-approving all audit, audit-related, tax and other permitted non-audit services to be performed for us by our independent auditor.  The Audit Committee approved all of the services for which Squar Milner billed us as set forth in the above table.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF SQUAR MILNER LLP AS DESCRIBED ABOVE.

24

PROPOSAL #3 – APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK

FROM 10,000,000 TO 30,000,000

We believe that an increase in the number of authorized shares of our common stock is necessary in order to assure that a sufficient number of shares of our common stock are available for issuance in the future if our Board of Directors deems it to be in our and our stockholders’ best interests. Without an increase in the authorized capital, we may not be able to raise needed operating capital. A total of an additional 20,000,000 shares of common stock has been determined by our Board of Directors to be a reasonable estimate of what might be required in this regard for the foreseeable future to accommodate fundraising and other opportunities involving the issuance of our common stock. Immediately following this increase, we will have approximately 19,612,713 shares of common stock authorized but unissued and available for issuance.

The additional shares of common stock to be authorized by adoption of the amendment of our Articles of Incorporation (the “Amendment”) would have rights identical to the currently outstanding shares of common stock. Adoption of the Amendment would not affect the rights of the holders of currently outstanding common stock, except to the extent additional shares actually are issued, which may have certain effects, including dilution of the earnings per share and voting rights of current holders of common stock. If the Amendment is adopted, it will become effective upon filing of the Articles of Amendment with the Office of the Secretary of State of the State of Nevada. If the Amendment is adopted, the Articles of Amendment giving effect to the Amendment will be filed as soon as practicable. The text of the Amendment is attached to this Proxy Statement as Appendix A.

The remaining authorized but unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financings or acquisition transactions and the issuance or reservation of common stock for employee stock options. Our Board of Directors will be able to authorize the issuance of shares for these transactions without the necessity, and related costs and delays, of either calling a special stockholders’ meeting or waiting for the regularly scheduled Annual Meeting of Stockholders in order to increase the authorized capital. If in a particular transaction stockholder approval were required by law, applicable stock exchanges or markets, or were otherwise deemed advisable by the Board of Directors, then the matter would be referred to the stockholders for their approval notwithstanding that we might have the requisite number of voting shares to consummate the transaction.

The Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in our Articles of incorporation or Bylaws in effect on the date of this Proxy Statement. However, our stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of our company or the Board of Directors more difficult or time-consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board of Directors currently has no intention of doing so, it could issue shares of common stock to dilute the percentage of common stock owned by any stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board of Directors or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving us. We are not aware of any proposed attempt to take over our company. We have no present intention to use the increased number of authorized shares of common stock for anti-takeover purposes.

Upon filing the Amendment with the Secretary of State of the State of Nevada, our authorized shares will increase from 10,000,000 shares to 30,000,000 shares, all of which will be common stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE INCREASE IN AUTHORIZED SHARES.

25

PROPOSAL #4 – APPROVAL OF THE AMENDED 2010 STOCK INCENTIVE PLAN

The purpose of the Amended 2010 Stock Incentive Plan (the “Amended Plan”) is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of our company by offering them an opportunity to participate in our future performance through awards of stock options, the right to purchase common stock and stock bonuses. The Board of Directors has approved amendment of the Amended Plan to increase the number of shares authorized for issuance under the plan from 170,000 shares to 3,170,000 shares, subject to the approval and effectiveness of the increase in our authorized common stock (Proposal #3).

Summary of Material Features of the Amended 2010 Stock Incentive Plan

The material features of the Amended Plan are:

•	The maximum number of shares of common stock we can issue under the Amended Plan is 3,170,000 shares;

•	We are permitted to grant stock options (both incentive and non-qualified), restricted stock, unrestricted stock, common stock as bonuses for extraordinary services and stock appreciation rights and other awards based on the value of our common stock;

•	The exercise price of stock options may be decreased without stockholder approval;

•	Subject to NASDAQ rules regarding shareholder approval of equity compensation plans, we may amend the Amended Plan without approval by our stockholders; and

•	The term of the Amended Plan will expire on August 2, 2020, which is ten years from the date of Board of Directors approval of the original 2010 Stock Incentive Plan.

Summary of the Amended 2010 Stock Incentive Plan

The following description of certain features of the Amended Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Amended Plan, which is attached hereto as Appendix B.

Plan Administration. The Amended Plan is administered by the Board of Directors. The Board of Directors has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended Plan. The Board of Directors may delegate to our officers the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, subject to certain limitations and guidelines.

Eligibility. We may grant awards to employees, officers, directors, consultants, independent contractors and advisors of our company or any parent or subsidiary of our company, so long as such consultants, independent contractors and advisors render bona-fide services to us not in connection with the offer and sale of securities in a capital-raising transaction or promotion of our securities. Three executive officers, 3 employees who are not executive officers, 3 non-employee directors, and 1 consultant currently are eligible to participate in the Amended Plan.

Plan Limits. We may issue up to 3,170,000 shares under the Amended Plan.

Stock Options. We may grant stock options under the Amended Plan, which may be incentive stock options or nonqualified stock options, to eligible persons. Exercisability of the options will be as set forth in the applicable stock option agreement; provided that no option may be exercised more than 10 years (5 years in the case of a holder of more than 10% of our voting power) from the date it was granted. The exercise price of an option may be not less than 85% of the fair market value of our common stock on the date of grant; provided that the exercise price of an incentive stock option may not be less than 100% of such fair market value and the exercise price of an option granted to a holder of more than 10% of our voting power may not be less than 110% of such fair market value.

26

Restricted and Unrestricted Stock. We may offer to sell shares of common stock to eligible persons under the plan. The shares sold may be subject or not subject to restrictions, which may include completion of a specified number of years of service with us or completion of specified performance goals. The Board of Directors will determine the terms and conditions of such offers including the number of shares to be purchase, the price at which they will be sold and the restrictions to which they will be subject, if any. The purchase price of the shares may be not less than 85% of the fair market value of our common stock on the date of grant; provided that the purchase price of shares sold to a holder of more than 10% of our voting power may not be less than 100% of such fair market value.

Stock Bonuses. We may award shares of common stock to eligible persons under the Amended Plan for extraordinary services they have rendered to us. The Board of Directors will determine the terms and conditions of such awards.

Change of Control Provisions. If certain events occur that result in a change of control, such as certain mergers, consolidations, sales of all or substantially all of our assets and acquisitions, sales and transfers of more than 50% of our outstanding shares, the successor corporation may assume, convert or replace any or all outstanding awards under the Amended Plan, substitute equivalent awards or issue substantially similar shares or other property. If a successor corporation refuses to assume or substitute awards under the plan in connection with such a transaction, the vesting of awards and exercisability of options will accelerate prior to such transaction as determined by the Board of Directors.

Adjustments for Stock Dividends, Stock Splits and Similar Actions. If the number of outstanding shares of our common stock is changed by stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in our capital structure without consideration, then (a) the number of shares reserved for issuance under the Amended Plan, (b) the exercise prices of and number of shares subject to outstanding options, and (c) the number of shares subject to other outstanding awards under the plan will be proportionately adjusted, subject to any required action by our Board of Directors or stockholders and compliance with applicable securities laws.

Tax Withholding. When we issue shares of common stock in satisfaction of awards under the Amended Plan, we may require the participant to pay us an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate representing the shares. When we pay cash in satisfaction of awards under the plan, we will make such payment net of an amount sufficient to satisfy federal, state and local withholding tax requirements.

Amendments and Termination. At any time, the Board of Directors may terminate or amend the Amended Plan, except that the Board of Directors will not amend the plan in any manner that requires stockholder approval without obtaining such approval. Unless we terminate Amended Plan earlier, it will terminate ten years from the date it was adopted by the Board of Directors.

Effective Date of the Amended Plan. The Board of Directors approved the original 2010 Stock Incentive Plan on August 2, 2010.

New Plan Benefits

As the grant of awards under the Amended Plan is within the discretion of the Board of Directors, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Amended Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Amended Plan, the following table provides information concerning the benefits that were received by the following persons and groups during the fiscal year ended March 31, 2015: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

27

	Stock Options
Name and Position	Number	Average Exercise Price
James A. Joyce Chief Executive Officer	30,000	$9.50
James B. Frakes Chief Financial Officer, Senior Vice President – Finance	5,000	$9.50
Rodney S. Kenley President	5,000	$9.50

Executive Group	40,000	$9.50
Non-Executive Officer Director Group	11,052	$9.50
Non-Executive Officer Employee Group	6,400	$9.50

Tax Aspects Under the Internal Revenue Code

The following summary briefly describes the principal federal income tax consequences of certain transactions under the Amended Plan. It does not describe all federal tax consequences under the Amended Plan, nor does it describe tax consequences under state, local or foreign laws. Therefore, no one should rely on this summary for tax compliance or tax planning purposes. Participants in the Amended Plan should consult their tax advisors regarding the tax aspects of rights under the Amended Plan.

Incentive Stock Options. Generally, an optionee will not recognize taxable income upon the grant or exercise of an incentive stock option (although special alternative minimum tax rules may apply to the optionee upon exercise of the option). If shares of common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon the sale of such shares, any amount realized in excess of the exercise price paid for the shares will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes.

If shares of common stock acquired upon exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares) over the exercise price of the shares, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of common stock.

Non-Qualified Stock Options. An optionee will not recognize taxable income upon the grant of a non-qualified stock option. Generally (i) at exercise, the optionee will realize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise, and we will receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the optionee has held the shares of common stock. Special rules will apply where all or a portion of the exercise price of the non-qualified stock option is paid by tendering shares of common stock.

28

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information, as of March 31, 2015, about our equity compensation plans (including the potential effect of debt instruments convertible into common stock) in effect as of that date:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)(2)	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	–	$–	9,800

Equity compensation plans not approved by security holders (1)(3)(4)	501,690	$11.00	28,845

Totals	501,690	$11.00	38,645

(1) The description of the material terms of non-plan issuances of equity instruments is discussed in Note 6 to the accompanying consolidated financial statements.

(2) Net of equity instruments forfeited, exercised or expired.

(3) On June 8, 2009, our Board of Directors approved the grant to Mr. James A. Joyce, our Chief Executive Officer, of 80,000 shares of restricted common stock. The market price of our stock on the grant date was $12.00 per share and the shares vested in equal installments over a thirty-six-month period that commenced on June 30, 2010.

(4) On March 31, 2015 we had 28,845 shares available under our 2010 Stock Incentive Plan.

2000 Stock Option Plan

Our 2000 Stock Option Plan provides for the grant of incentive stock options to our full-time employees (who may also be directors) and nonstatutory stock options to non-employee directors, consultants, customers, vendors or providers of significant services. The exercise price of any incentive stock option may not be less than the fair market value of the common stock on the date of grant or, in the case of an optionee who owns more than 10% of the total combined voting power of all classes of our outstanding stock, not be less than 110% of the fair market value on the date of grant. The exercise price, in the case of any nonstatutory stock option, must not be less than 75% of the fair market value of the common stock on the date of grant. The amount reserved under the 2000 Stock Option Plan is 10,000 options.

At March 31, 2015, all of the grants previously made under the 2000 Stock Option Plan had expired and 200 restricted shares had been issued under the plan, with 9,800 available for future issuance.

2003 Consultant Stock Plan

Our 2003 Consultant Stock Plan advances our interests by helping us obtain and retain the services of persons providing consulting services upon whose judgment, initiative, efforts and/or services we are substantially dependent, by offering to or providing those persons with incentives or inducements affording such persons an opportunity to become owners of our capital stock. Consultants or advisors are eligible to receive grants under the plan only if they are natural persons providing bona fide consulting services to us, with the exception of any services they may render in connection with the offer and sale of our securities in a capital-raising transaction, or which may directly or indirectly promote or maintain a market for our securities. The plan provides for the grant of common stock. No awards may be issued after the ten-year anniversary of the date we adopted the plan, the termination date for the plan. We have periodically amended the plan to increase the number of shares available for issuance under the plan with the approval of our Board of Directors.

29

We filed registration statements on Form S-8 with the Securities and Exchange Commission to register under the Securities Act the common shares issuable under this plan as follows:

Date of Filing	Number of Shares Registered
March 29, 2004	20,000
August 29, 2005	40,000
August 9, 2007	40,000
July 10, 2009	20,000
February 17, 2010	30,000

We discontinued using this plan in October 2012.

2010 Stock Incentive Plan

In August 2010, we adopted the 2010 Stock Incentive Plan, which provides incentives to attract, retain and motivate employees and directors whose present and potential contributions are important to our success by offering them an opportunity to participate in our future performance through awards of options, the right to purchase common stock, stock bonuses and stock appreciation rights and other awards. A total of 70,000 common shares were initially reserved for issuance under the 2010 Stock Incentive Plan.

In August 2010, we filed a registration statement on Form S-8 for the purpose of registering 70,000 common shares issuable under this plan under the Securities Act, and in July 2012, we filed a registration statement on Form S-8 for the purpose of registering 100,000 common shares issuable under this plan under the Securities Act.

At March 31, 2015, we had 28,845 shares available under this plan.

2012 Directors Compensation Program

We maintain a board compensation program, in which only non-employee directors may participate. Please see the “Executive Compensation – Directors Compensation Program” section of this Proxy Statement for more information on the program.

Stand-alone grants

From time to time our Board of Directors grants restricted stock or common share purchase options or warrants to selected directors, officers, employees and consultants as equity compensation to such persons on a stand-alone basis outside of any of our formal stock plans. The terms of these grants are individually negotiated.

On June 8, 2009, our Board of Directors approved the grant to Mr. Joyce of 80,000 shares of restricted common stock at a price per share of $12.00, the vesting and issuance of which occurred in equal installments over a thirty-six-month period that commenced on June 30, 2010.

As of March 31, 2015, we had issued 499,763 options (of which 146,810 have been exercised or cancelled) and authorized the issuance of 80,000 shares of restricted stock outside of the 2005 Directors Compensation Plan, the 2012 Directors Compensation Plan, the 2000 Stock Option Plan, the 2003 Consultant Stock Plan and the 2010 Incentive Stock Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDED 2010 STOCK INCENTIVE PLAN.

30

PROPOSAL #5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act of 1934 requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, at least once every three years, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

The primary goals of our policy of executive compensation are to attract and retain the most talented and dedicated executives possible, to assure that our executives are compensated effectively in a manner consistent with our strategy and competitive practice, and to align executive compensation with the achievement of our short and long-term business objectives. We believe that, as a result, our executive compensation policies are aligned with the long-term interests of our stockholders.

This vote is advisory, which means that the vote on executive compensation is not binding on us or our Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this Proxy Statement.

We ask our stockholders to vote for the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to Item 402(m) through (q) of Regulation S-K, including the Summary Compensation Table and the other related tables and disclosure.”

This vote is advisory and therefore not binding on us, our Compensation Committee or our Board of Directors. However, the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

31

PROPOSAL #6 – ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act of 1934 requires that we provide stockholders with the opportunity, at least once every six years, to vote, on a non-binding, advisory basis, for their preference as to how frequently to hold future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

After careful consideration, our Board of Directors has determined that a non-binding vote on executive compensation that occurs every two years is appropriate for us. Accordingly, our Board of Directors recommends that you vote for the non-binding vote on executive compensation to be held every two years.

In formulating its recommendation, our Board of Directors considered that given the nature of our compensation programs, a biennial vote would permit our stockholders to provide us with their input on our compensation philosophy, policies and practices while also giving us time to evaluate the effects of our compensation program on performance over a longer period.

This vote is advisory, which means that the vote on executive compensation is not binding on us or our Board of Directors. You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years, or you may abstain from voting when you vote in response to the resolution set forth below:

“RESOLVED, that the option of once every one year, once every two years, or once every three years that receives the highest number of stockholder votes cast for this resolution will be deemed the frequency preferred by the stockholders at which to hold a stockholder vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.”

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by stockholders. The Board of Directors will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. However, because this vote is advisory and not binding on us, the Compensation Committee or our Board of Directors may decide that it is in our best interests and the best interests of our stockholders to hold an advisory vote on executive compensation more or less frequently than the option selected by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE OPTION OF "EVERY 2 YEARS" FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

32

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, any stockholder who desires to include a proposal in the proxy statement and form of proxy for our next Annual Meeting of Stockholders must deliver the proposal to our principal executive offices no later than October 26, 2016. Any stockholder proposal submitted outside the processes of Rule 14a-8 will be considered untimely if delivered to our principal executive offices after January 9, 2017.

Any stockholder who intends to present a proposal at the next Annual Meeting of Stockholders may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934. Pursuant to such rule, a stockholder must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal for inclusion in our proxy materials. Subject to Securities and Exchange Commission rules, we reserve the right to vote against, reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

OTHER MATTERS

The Board of Directors does not know of any matters to be brought before the meeting other than those referred to in this Proxy Statement. If any matters that are not specifically set forth in the form of proxy and this Proxy Statement properly come before the meeting, the persons designated as proxies will vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION

Annual Report on Form 10-K

You may obtain copies of our Annual Report on Form 10-K and Amendment No. 1 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2015, without charge by writing to the Secretary, Aethlon Medical, Inc., 9635 Granite Ridge Drive, Suite 100, San Diego, California 92123. You also can find our Annual Report on Form 10-K and Amendment No. 1 to our Annual Report on Form 10-K on our website at www.aethlonmedical.com.

33

PROXY

AETHLON MEDICAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MARCH 29, 2016

This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted “FOR” all of the nominees listed for Proposal 1, “FOR” Proposal 2, 3, 4, and 5, and “FOR” every two years for Proposal 6.

The stockholder(s) represented herein appoint(s) James A. Joyce and Rodney S. Kenley, and each of them, proxies with the power of substitution to vote all shares of common stock entitled to be voted by said stockholder(s) at the Annual Meeting of the Stockholders of Aethlon Medical, Inc. to be held at the Marriott San Diego Mission Valley, 8757 Rio San Diego Drive, San Diego, California 92108, on March 29, 2016, at 1:00 p.m. (Pacific Time), and in any adjournment or postponement thereof as specified in this proxy.

Proposal 1		FOR	WITHHOLD
Election of Directors:
	James A. Joyce	□	□
	Rodney S. Kenley	□	□
	Franklyn S. Barry, Jr.	□	□
	Edward G. Broenniman	□	□
	Chetan S. Shah, MD	□	□

Proposal 2		FOR	AGAINST	ABSTAIN
	To ratify the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2016.	□	□	□

Proposal 3		FOR	AGAINST	ABSTAIN
	To approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 10,000,000 to 30,000,000.	□	□	□

Proposal 4		FOR	AGAINST	ABSTAIN
	To approve our Amended 2010 Stock Incentive Plan	□	□	□

Proposal 5		FOR	AGAINST	ABSTAIN
	To approve (on an advisory basis) our executive compensation.	□	□	□

Proposal 6		1 YEAR	2 YEARS	3 YEARS	ABSTAIN
	To conduct an advisory vote on the frequency of future advisory votes on executive compensation.	□	□	□	□

PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

IN THEIR DISCRETION, PROXIES ARE ENTITLED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

COMPANY ID:	PROXY NUMBER:	ACCOUNT NUMBER:

Signature _____________________________________________	Date______________________
Signature _____________________________________________	Date______________________

Note: Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations, please sign with full corporate name by a duly authorized officer and affix corporate seal.

2

Appendix A

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of corporation: Aethlon Medical, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

“Article V. Common Stock and Voting.

The Corporation shall have the authority to issue an aggregate of thirty million (30,000,000) shares, with a par value of $.001 per share. All shares will be of the same class, designated ‘common’ shares, with the same rights. Shares may be issued only as fully paid and non-assessable, and may be issued at such times, upon such terms and conditions and for such consideration as the Board of Directors shall determine. Each common share shall be entitled to one vote concerning all matters as to which the Corporation’s stockholders shall be entitled to vote. The Corporation’s common stock shall not be subject to assessment to pay any debts of the Corporation.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____________________

4. Effective date of filing: (optional)      Date: ______________ Time: ______________

                                                                     (must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Appendix B

AETHLON MEDICAL, INC.

AMENDED 2010 STOCK INCENTIVE PLAN

(Adopted August 2, 2010 and amended

effective July 5, 2012 and _________, 2016

1.	PURPOSE.

The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and its Parent and Subsidiaries (if any), by offering them an opportunity to participate in the Company’s future performance through awards of Options, the right to purchase Common Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 2.

2.	DEFINITIONS.

As used in this Plan, the following terms will have the following meanings:

“AWARD” means any award under this Plan, including any Option, Stock Award or Stock Bonus.

“AWARD AGREEMENT” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“BOARD” means the Board of Directors of the Company.

“CAUSE” means any cause, as defined by applicable law, for the termination of a Participant’s employment with the Company or a Parent or Subsidiary of the Company.

“CODE” means the Internal Revenue Code of 1986, as amended.

“COMPANY” means Aethlon Medical, Inc., a Nevada corporation, or any successor corporation thereto.

“COMMITTEE” means that committee appointed by the Board to administer and interpret the Plan as more particularly described in Section 5 of the Plan; provided, however, that the term Committee will refer to the Board during such times as no Committee has been appointed by the Board.

“DISABILITY” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

“EXERCISE PRICE” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

2

“FAIR MARKET VALUE” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)              if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

(b)              if such Common Stock is quoted on the NASDAQ Global Market or the NASDAQ Capital Market, its closing price on the NASDAQ Global Market or the NASDAQ Capital Market, as applicable, on the date of determination;

(c)              if neither of the foregoing is applicable, by the Committee in good faith.

“INSIDER” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“OPTION” means an award of an option to purchase Shares pursuant to Section 6.

“PARENT” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“PARTICIPANT” means a person who receives an Award under this Plan.

“PERFORMANCE FACTORS” means the factors selected by the Committee, in its sole and absolute discretion, from among the following measures to determine whether the performance goals applicable to Awards have been satisfied:

(a)              Net revenue and/or net revenue growth;

(b)              Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

(c)              Operating income and/or operating income growth;

(d)              Net income and/or net income growth;

(e)              Earnings per share and/or earnings per share growth;

(f)               Total stockholder return and/or total stockholder return growth;

(g)              Return on equity;

(h)              Operating cash flow return on income;

(i)               Adjusted operating cash flow return on income;

(j)               Economic value added; and

(k)              Individual business objectives.

3

“PERFORMANCE PERIOD” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Stock Awards or Stock Bonuses, if such Awards are restricted.

“PLAN” means this Aethlon Medical, Inc. Amended 2010 Stock Incentive Plan, as amended from time to time.

“PURCHASE PRICE” means the price at which the Participant who receives a Stock Award may purchase the Shares.

“SEC” means the Securities and Exchange Commission.

“SECURITIES ACT” means the Securities Act of 1933, as amended.

“SHARES” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 20, and any successor security.

“STOCK AWARD” means an award of Shares pursuant to Section 7.

“STOCK BONUS” means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

“SUBSIDIARY” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“TERMINATION” or “TERMINATED” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

3.	SHARES SUBJECT TO THE PLAN.

3.1             Number of Shares Available. Subject to Sections 3.2 and 20, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan shall be 3,170,000 Shares and will include Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. The original number of Shares available under this Plan was 70,000, which was increased by 100,000 shares on July 5, 2012 and by 3,000,000 shares on __________, 2016 by approval of the Board. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

4

3.2             Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

4.	ELIGIBILITY.

ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company, provided such consultants, independent contractors and advisors render bona-fide services not in connection with the offer and sale of securities in a capital-raising transaction or promotion of the Company’s securities. A person may be granted more than one Award under this Plan.

5.	ADMINISTRATION.

5.1             Committee.

(a)              The Plan shall be administered and interpreted by a committee consisting of two (2) or more members of the Board. At the Board’s discretion, or if necessary in order to comply with Rule 16b-3 under the Exchange Act (“Rule 16b-3”) or Section 162(m) of the Code (“Section 162(m)”), the Committee, in the Board’s discretion, shall be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 or “outside directors” within the meaning of Section 162(m).

(b)              Members of the Committee may resign at any time by delivering written notice to the Board. The Board shall fill vacancies in the Committee. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

(c)              If the Board, in its discretion, does not appoint a Committee, the Board itself will administer and interpret the Plan and take such other actions as the Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Articles of Incorporation and bylaws of the Company generally.

5

5.2             Committee Authority. Without limitation, the Committee will have the authority to:

(a)              construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)              prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)              select persons to receive Awards;

(d)              determine the form and terms of Awards;

(e)              determine the number of Shares or other consideration subject to Awards;

(f)               determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g)              grant waivers of Plan or Award conditions;

(h)              determine the vesting, exercisability and payment of Awards;

(i)               correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j)               determine whether an Award has been earned; and

(k)              make all other determinations necessary or advisable for the administration of this Plan.

5.3             Committee Discretion. Any determination made by the Committee with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or the Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in the Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company. No member of the Committee shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Committee shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

6.	OPTIONS.

The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

6

6.1             Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement that will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the “Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and that will comply with and be subject to the terms and conditions of this Plan.

6.2             Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

6.3             Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines, provided, however, that in all events a Participant will be entitled to exercise an Option at the rate of at least 20% per year over five (5) years from the date of grant, subject to reasonable conditions such as continued employment; and further provided that an Option granted to a Participant who is an officer or director may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

6.4             Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any Option granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 of this Plan.

6.5             Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

6.6             Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a)              If the Participant’s service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than six (6) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO). Notwithstanding the foregoing, in the event the terminating Participant is a director of the Company, and such director has served on the Board of Directors for a term of not less than twenty four (24) consecutive months immediately prior to the date of such termination, then such terminating Participant's Options shall not be subject to the early termination provisions of this paragraph 6.6(a).

7

(b)              If the Participant’s service is Terminated because of the Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative) no later than twelve (12) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s death or Disability, deemed to be an NQSO). Notwithstanding the foregoing, in the event the terminating Participant was a director of the Company on the date of such termination event under this Section 6.6(b), and such director had served on the Board of Directors for a term of not less than twenty four (24) consecutive months immediately prior to the date of such termination, then such terminating Participant's Options shall not be subject to the early termination provisions of this paragraph 6.6(b).

(c)              Notwithstanding the provisions in paragraph 6.6(a) above, if the Participant’s service is Terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or a Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated.

6.7             Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the Option for the full number of Shares for which it is then exercisable.

6.8             Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

6.9             Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

8

6.10          No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

7.	STOCK AWARD.

A Stock Award is an offer by the Company to sell to an eligible person Shares that may or may not be subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares will be subject, if any, and all other terms and conditions of the Stock Award, subject to the following:

7.1             Form of Stock Award. All purchases under a Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (the “Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of a Stock Award will be accepted by the Participant’s execution and delivery of the Stock Purchase Agreement and payment for the Shares to the Company in accordance with the Stock Purchase Agreement.

7.2             Purchase Price. The Purchase Price of Shares sold pursuant to a Stock Award will be determined by the Committee on the date the Stock Award is granted and may not be less than 85% of the Fair Market Value of the Shares on the grant date, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price must be made in accordance with Section 11 of this Plan.

7.3             Terms of Stock Awards. Stock Awards may be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or Parent or Subsidiary of the Company or upon completion of the performance goals as set out in advance in the Participant’s individual Stock Purchase Agreement. Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Stock Award subject to restrictions, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the transfer of any Stock Award, the Committee shall determine the extent to which such Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

7.4             Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Award only to the extent earned as of the date of Termination in accordance with the Stock Purchase Agreement, unless the Committee determines otherwise.

9

8.	STOCK BONUSES.

8.1             Awards of Stock Bonuses. A Stock Bonus is an award of Shares for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company, which award may or may not be subject to restrictions. A Stock Bonus will be awarded pursuant to an Award Agreement (the “Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement (the “Performance Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

8.2             Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. Stock Bonuses may be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or Parent or Subsidiary of the Company or upon completion of the performance goals as set out in advance in the Participant’s individual Performance Stock Bonus Agreement. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

8.3             Form of Payment. The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Committee may determine. Payment of an interest or dividend equivalent (if any) may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

9.	STOCK APPRECIATION RIGHTS AND OTHER AWARDS.

9.1             Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) is a right to receive a payment, in cash and/or Common Stock of the Company, equal to the excess of (i) the Fair Market Value of a specified number of Shares on the date of exercise (or such amount less than such Fair Market Value as the Committee may determine at any time during a specified period prior to the date of exercise) over (ii) the Fair Market Value of the specified number of Shares on the date the SAR was granted. The Committee may award SARs subject to such terms and conditions, not inconsistent with the provisions of this Plan, as the Committee may determine from time to time. The Committee shall determine, in its sole discretion, whether payment of an SAR will be made in cash, Common Stock of the Company, other property or any combination thereof. SARS granted hereunder will have a maximum term of ten (10) years.

10

9.2             Other Awards. The Committee may grant other awards under this Plan, including stock units, phantom stock, dividend equivalents, similar securities with a value derived from the value of or related to the Common Stock of the Company and/or returns thereon, or any combination thereof.

10.	DEFERRALS AND SETTLEMENTS.

The Committee may require or permit participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. The Committee also may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in Shares.

11.	PAYMENT FOR SHARE PURCHASES.

Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a)              by cancellation of indebtedness of the Company to the Participant;

(b)              by surrender of shares that either: (1) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by the Participant in the public market;

(c)              by waiver of compensation due or accrued to the Participant for services rendered;

(d)              with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1)              through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2)              through a “margin” commitment from the Participant and a FINRA Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the FINRA Dealer in a margin account as security for a loan from the FINRA Dealer in the amount of the Exercise Price, and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(e)              by any combination of the foregoing.

11

12.	WITHHOLDING TAXES.

12.1          Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

12.2          Stock Withholding. When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and will be in writing in a form acceptable to the Committee.

13.	PRIVILEGES OF STOCK OWNERSHIP.

13.1          Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided that, if such Shares are issued pursuant to a Stock Award with restrictions, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Stock Award; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price pursuant to Section 17.

13.2          Financial Statements. The Company will provide financial statements to each Participant prior to such Participant’s purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

14.	NON-TRANSFERABILITY.

Awards of Shares granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. Awards of Options granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e). During the lifetime of the Participant, an Award will be exercisable only by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

12

15.	CERTIFICATES.

All certificates for Shares or other securities delivered under this Plan will be subject to such stop transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

16.	ESCROW; PLEDGE OF SHARES.

To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

17.	EXCHANGE AND BUYOUT OF AWARDS.

The Committee, at any time or from time to time, may authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee, at any time, may buy from a Participant an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

18.	SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

19.	NO OBLIGATION TO EMPLOY.

Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

13

20.	CORPORATE TRANSACTIONS.

20.1          Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation of the Company in a different jurisdiction, or another transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or that owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares or the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 20.1, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 20 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines. If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

20.2          Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 20, in the event of the occurrence of any transaction described in Section 20.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

20.3          Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

21.	ADOPTION AND STOCKHOLDER APPROVAL.

This Plan will become effective on the date on which it is adopted by the Board (the “Effective Date”). Upon the Effective Date, the Committee may grant Awards pursuant to this Plan. The Company intends to seek stockholder approval of the Plan within twelve (12) months after the date this Plan is adopted by the Board; provided, however, if the Company fails to obtain stockholder approval of the Plan during such 12-month period, pursuant to Section 422 of the Code, any Option granted as an ISO at any time under the Plan will not qualify as an ISO within the meaning of the Code and will be deemed to be an NQSO.

22.	TERM OF PLAN/GOVERNING LAW.

Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

14

23.	AMENDMENT OR TERMINATION OF PLAN.

The Board, at any time, may terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

24.	NONEXCLUSIVITY OF THE PLAN.

Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

25.	ACTION BY COMMITTEE.

Any action permitted or required to be taken by the Committee or any decision or determination permitted or required to be made by the Committee pursuant to this Plan shall be taken or made in the Committee’s sole and absolute discretion.

15